As filed with the Securities and Exchange Commission on June 15, 2010
1933 Act Registration No. 333-40937
1940 Act Registration No. 811-08517

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

POST-EFFECTIVE AMENDMENT NO. 41 /X/

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

AMENDMENT NO. 236 /X/

Lincoln Life Variable Annuity Account N
(Exact Name of Registrant)

Lincoln ChoicePlus
Lincoln ChoicePlus II
Lincoln ChoicePlus Assurance (B Share)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, Including Area Code: (260) 455-2000

Nicole S. Jones, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, IN 46801
(Name and Address of Agent for Service)

Copy to:
Ronald R. Bessette, Esquire
The Lincoln National Life Insurance Company
One Granite Place
Concord, NH 03301

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/ / on ____________, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/x/ on September 3, 2010, pursuant to paragraph (a)(1) of Rule 485

Title of Securities being registered: Interests in a separate account under individual flexible payment deferred variable annuity contracts.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus Assurance B Share

Supplement to the Prospectus dated May 1, 2010

This Supplement to the prospectus for your Lincoln ChoicePlus Assurance variable annuity contract provides a new optional rider available for purchase with contracts issued on or after __________, 2010. It is for informational purposes and requires no action on your part.

The Lincoln Long-Term CareSM Advantage (Rider) introduced in this Supplement is an optional rider that is available for purchase with your individual non-qualified variable annuity contract. The Rider provides long-term care benefit payments for individuals who become unable to care for themselves because of a chronic illness or cognitive impairment, such as Alzheimer's disease. The long-term care services that qualify for coverage under the Rider include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services. Lincoln Long-Term CareSM Advantage is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended.  Any benefits paid under this Rider as well as any charges deducted under the Rider will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

THE RIDER MAY NOT COVER ALL OF THE LONG-TERM EXPENSES INCURRED BY YOU DURING THE PERIOD OF COVERAGE.  ACCORDINGLY, WE STRONGLY ADVISE YOU TO REVIEW CAREFULLY ALL CONTRACT AND RIDER LIMITATIONS. YOU MAY NEVER NEED LONG-TERM CARE SERVICES OR QUALIFY TO RECEIVE ANY OF THE BENEFITS PROVIDED UNDER THIS RIDER EVEN THOUGH YOU HAVE PAID A CHARGE(S) FOR THE RIDER.

This Supplement outlines several revisions and additions to your underlying prospectus. All other provisions of your prospectus remain unchanged.

Expense Tables – Optional Rider Charges – The following table will be inserted immediately after the 4LATER® Advantage expense table in the Expense Tables – Optional Rider Charges section of the underlying prospectus:

The following table describes the charges* for the Lincoln Long-Term CareSM Advantage.  The LTC Charge is the sum of the Acceleration Benefit Charge, the Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge, if elected. The LTC Charge is deducted on a quarterly basis. The highest current charge for the Extension Benefit and Optional Nonforfeiture Benefit is based on a contractowner age 69.

Lincoln Long-Term CareSM Advantage:
Guaranteed Maximum Acceleration Benefit Charge percentage rate:	2.50% of LTC Guaranteed Amount**
Current Acceleration Benefit Charge percentage rate with Growth Benefit option:	0.75% of LTC Guaranteed Amount
Current Acceleration Benefit Charge percentage rate with Level Benefit option:	0.50% of LTC Guaranteed Amount
Highest current Extension Benefit Charge percentage rate:	0.50% of Extension Benefit***
Highest current Optional Nonforfeiture Benefit Charge percentage rate:	0.08% of Extension Benefit***
*An LTC Charge is deducted on a quarterly basis and is equal to the sum of Acceleration Benefit Charge, the Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge, if elected. If the Growth Benefit option is elected the Acceleration Charge percentage rate will be higher than if the Level Benefit option was elected and the LTC Guaranteed Amount against which the Acceleration Charge is assessed may be higher. This means that a higher charge will be deducted for the Growth Benefit option. The percentage rates for the Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge will vary based upon your age as of the Rider Date. See LTC Charges section of this supplement for a more detailed explanation of each of the charges.

** The annual Acceleration Benefit Charge percentage rate is assessed against the LTC Guaranteed Amount (sum of all purchase payments made as of the 90th day after the Rider is issued) as of the valuation date the charge is deducted. If the Growth Benefit option is elected the LTC Guaranteed Amount will also increase by Automatic Step-ups and the Acceleration Charge percentage rate will be higher but will not exceed the guaranteed Maximum Acceleration Benefit Charge percentage rate shown of 2.50% of the LTC Guaranteed Amount. The LTC Guaranteed Amount is reduced by Acceleration Benefit payments, Growth Benefit payments and Excess Withdrawals. See LTC Guaranteed Amount and Growth Benefit option sections of this supplement.

*** The Extension Benefit Charge percentage rate and the Optional Nonforfeiture Charge percentage rate will be assessed against the Extension Benefit (equal to two times the Acceleration Benefit as of the 90th day after the Rider) as of the valuation date the charge is deducted and as decreased by Extension Benefit payments and Excess Withdrawals. The charge varies depending upon the age of the Covered Life as of the date the Rider is issued. The charge shown is the highest charge we currently assess for a contractowner who is between of 65 and 69 years of age and who has chosen the Growth Benefit option. The Extension Benefit Charge percentage rate and the Optional Nonforfeiture Charge percentage rate may change after the Rider Date. Any change to the charge percentage rates will be subject to prior state regulatory approval and will be the same for all contractowners in the same class on a nondiscriminatory manner.  There is no maximum guaranteed charge for the Extension Benefit or the Optional Nonforfeiture Benefit.

Expense Tables – Examples – The following section replaces the Examples section located in the Expense Tables – Examples section of the prospectus:

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The example assumes that you are age 69 and invest $10,000 in the contract for the time periods indicated. The example also assumes that you have purchased the Lincoln Long-Term CareSM Advantage and have funded the Rider with $10,000.  The example assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds, the Growth Benefit option and the Optional Nonforfeiture provision and that the EGMDB death benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,859	$3,909	$5,746	$9,248

2)	If you annuitize or do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,159	$3,309	$5,246	$9,248

For more information, see Charges and Other Deductions in your prospectus. Premium taxes may also apply, although they do not appear in the examples. The examples do not include persistency credits (discussed in your prospectus). Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See Annuity Payouts in your prospectus. These examples should not be considered a representation of past or future expenses.

Summary of Common Questions – The following question is added to the Summary of Common Questions section of the prospectus:

What is Lincoln Long-Term CareSM Advantage? Lincoln Long-Term CareSM Advantage is a rider that provides long-term care benefit payments to pay for certain services required by individuals who become unable to care for themselves because of a chronic illness or cognitive impairment, such as Alzheimer's disease.

The Contracts – Lincoln Long-Term CareSM Advantage. The following section is inserted following “The Contracts – 4LATER® Advantage” section of the prospectus:

The Lincoln Long-Term CareSM Advantage (Rider) is an optional rider that is available for purchase with your individual non-qualified variable annuity contract. The Rider provides long-term care insurance benefits  to pay for qualified long-term care services (Long-Term Care Services) incurred by the contractowner because the contractowner is either unable to perform two out of six functional activities of daily living or has a severe cognitive impairment. These long-term care insurance benefits are referred to as Long-Term Care Benefits (LTC Benefits). The minimum LTC Benefit provided is equal to three times the amount of the initial purchase payment plus any purchase payments added to the contract within the first 90 days after it is issued. The LTC Benefit payments are paid first from the contract value and then from our general account and are payable on a monthly basis up to a monthly maximum limit. The qualified Long-Term Care Services covered under the Rider include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.

Lincoln Long-Term CareSM Advantage is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended.  Any LTC Benefit payments paid under this Rider as well as any charges deducted under the Rider will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

This Rider may only be purchased at the time the contract is purchased and is not available on existing contracts. The availability of this Rider and certain options and features of the Rider will depend upon your state’s approval, and may not be available in some states. Check with your registered representative regarding the availability of the Rider.

The Rider is designed to provide LTC Benefits to pay for Long-Term Care Services that you require because you have become Chronically Ill. Chronic Illness is either the loss of a functional capacity that prevents you from performing daily activities necessary for self-care (such as feeding yourself, bathing or dressing) or if you suffer from a severe cognitive impairment that requires substantial supervision. The Long-Term Care Services that you may receive include, but are not limited to, nursing home care, hospice care, adult day care,  assisted living services, home health care and rehabilitative services.

Some of the reasons why you may consider purchasing the Rider are:
•	if you would like to pay for Long-Term Care Services by withdrawing contract value on a tax-free basis;
•	for the favorable tax treatment of the charges deducted in order to pay for the Rider;
•	Rider’s provisions that provide an additional two times your purchase payments in tax-free LTC Benefit payments that are paid from our general account;
•	the opportunity to increase the LTC Benefits through investment gain in the annuity subaccounts, which will also be tax-free LTC Benefits;
•
to obtain long-term care insurance while retaining access to your contract value as well as the ability to have a death benefit, both features that may not be available in stand-alone long-term care insurance policies.

We offer other riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay Long-Term Care Services. These other riders do not provide the favorable tax treatment that you would receive under Lincoln Long-Term CareSM Advantage. The cost of the Lincoln Long-Term CareSM Advantage may be higher than the cost of other living benefit riders we sell. The eligibility and request for benefits procedures for the Rider are more extensive than those required under other living benefit riders. See The Contracts – Living Benefit Riders section of your prospectus for more information regarding living benefit riders.

Rider Definitions – The following terms have the indicated meanings and are applicable only to the discussion of the Lincoln Long-Term CareSM Advantage Rider.

5th Rider Date anniversary – The 5th Rider Date anniversary is the date after which you may receive the maximum monthly amount of Acceleration and Extension Benefits for the benefit duration you elected if no LTC Benefit payments have been made prior to this anniversary.

Acceleration Benefit – The first LTC Benefit paid under the Rider and is paid during the Acceleration Benefit Duration. The Acceleration Benefit equals the sum of initial purchase payment and any subsequent purchase payment in the first 90 days after the Rider Date. The Acceleration Benefit is paid to you as monthly Acceleration Benefit payments by deductions from the contract value.

Chronic Illness – LTC Benefits are payable (as long as all other eligibility qualifications are met) if you become Chronically Ill which is defined as either the loss of functional capacity that prevents you from performing daily activities necessary for self-care (such as feeding yourself, bathing or dressing) or if you suffer from a severe cognitive impairment that requires substantial supervision.

Covered Life – The Covered Life is the person who is insured under the Rider and will receive LTC Benefits under the Rider. The Covered Life must be the contractowner and the annuitant under the contract. If a grantor trust is the contractowner the Covered Life must be the annuitant.

Deductible Period – The deductible period is a 90 day waiting period after you become eligible to receive LTC Benefits before LTC Benefit payments will start.

Extension Benefit – The Extension Benefit is paid during the Extension Benefit Duration and after the Acceleration Benefit is zero. The Extension Benefits is paid to you as monthly Extension Benefit payments and is paid from the general account. The Extension Benefit will be double the amount of the sum of the initial purchase payment plus any subsequent purchase payment made in the first 90 days after the Rider Date.

Growth Benefit option – Under the Growth Benefit option LTC Benefits will increase if there is investment growth in contract value. The Growth Benefit is paid monthly during the Acceleration Benefit Duration and then during the Extension Benefit Duration. The charge for the Growth Benefit option is higher than the charge for the Level Benefit option.

Level Benefit option - The Level Benefit option provides that LTC Benefits will not increase due to investment gains in the subaccounts or interest credited to the fixed account, if available.

Licensed Health Care Practitioner – A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed by the United States Secretary of the Treasury. The Licensed Health Care Practitioner will prepare the assessment and Plan of Care to establish your initial eligibility for LTC Benefits. The Licensed Health Care Practitioner will also complete ongoing required assessments and updated Plans of Care to determine your ongoing eligibility for LTC Benefits.

Long-Term Care Benefits – Long-Term Care Benefits (LTC Benefits) is the broad term for all of the types of LTC Benefits paid under the Rider. The LTC Benefits are Acceleration Benefits, Extension Benefits, Growth Benefits and the Nonforfeiture Benefit.

LTC Benefit Duration – The LTC Benefit Duration is the period of time over which LTC Benefits are paid. The minimum LTC Benefit Duration is six years.

LTC Coverage Effective Date – The LTC Coverage Effective Date is the earliest date you may become eligible to receive LTC Benefit payments. The LTC Coverage Effective Date is the first Rider Date anniversary. You may not receive LTC Benefit payments prior to the LTC Coverage Effective Date. The LTC Coverage Effective Date may be earlier in certain states.  Your registered representative will have the specific LTC Coverage Effective Date for your state.

LTC Fixed Account – The LTC Fixed Account is part of the general account. When we determine you are eligible to receive LTC Benefits we will move contract value up to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit  payments.

LTC Guaranteed Amount – The LTC Guaranteed Amount is a value used to calculate the LTC Benefits and the Acceleration Benefit Charge. The LTC Guaranteed Amount is equal to the Acceleration Benefit under the Level Benefit option and is equal to the Acceleration Benefit plus the Growth Benefit under the Growth Benefit option.

Long-Term Care Coverage Endorsement form – The Long-Term Care Coverage Endorsement is a contractual document attached to the Rider and underlying annuity contract. The form describes the LTC Benefits that may be paid under the Rider, the Qualified Long-Term Care Services that are covered under the Rider, the process for establishing initial and ongoing eligibility for LTC Benefits and the process for filing initial and ongoing requests for benefits.

Long-Term Care Services – Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and is provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement.

Maximum Monthly LTC Benefit – The Maximum Monthly LTC Benefit is equal to the sum of the Maximum Monthly Level Benefit and the Maximum Monthly Growth Benefit, if elected. The Maximum Monthly LTC Benefit is the maximum payment amount you may receive in any calendar month.

Maximum Monthly Growth Benefit – The Maximum Monthly Growth Benefit is the maximum amount of Growth Benefit that will be paid in any calendar month.

Maximum Monthly Level Benefit – The Maximum Monthly Level Benefit is the maximum amount of Acceleration or Extension Benefits that will be paid in any calendar month.

Nonforfeiture Benefit – The Nonforfeiture Benefit provision provides reduced long-term care insurance benefit if the Rider is terminated under either the Contingent Nonforfeiture Benefit or, if purchased, the Optional Nonforfeiture Benefit.

Plan of Care – A Plan of Care is a written plan of care by your Licensed Health Care Practitioner that is developed based on your assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need. In order to remain eligible to receive LTC Benefits, you must follow the Plan of Care.

Rider Date and Rider Year – The Rider Date is the effective date of the Rider, which is also the effective date of your underlying contract as this Rider may only be purchased at the time the contract is issued. The Rider Year is the 12-month period starting with the Rider Date and starting with each anniversary of the Rider Date after that.

THE RIDER MAY NOT COVER ALL OF THE LONG-TERM EXPENSES INCURRED BY YOU DURING THE PERIOD OF COVERAGE.  ACCORDINGLY, WE STRONGLY ADVISE YOU TO REVIEW CAREFULLY ALL CONTRACT AND RIDER LIMITATIONS. YOU MAY NEVER NEED LONG-TERM CARE SERVICES OR QUALIFY TO RECEIVE ANY OF THE LTC BENEFITS PROVIDED UNDER THIS RIDER EVEN THOUGH YOU HAVE PAID A CHARGE(S) FOR THE RIDER.

Eligibility to Purchase the Rider. If you wish to purchase the Rider, you must meet certain eligibility requirements. LTC Benefits are payable to the Covered Life who is the person insured under the Rider. The Covered Life must also be the contractowner and the annuitant under the contract. In order to purchase the Rider you must be at least 45 years of age and not older than 74 years of age unless you choose the Growth Benefit option (described below), in which case you may not be older than 69 years of age. If a grantor trust owns the contract the annuitant will be the person eligible to receive LTC Benefits. The Rider is only available on a single life basis. Before issuing the Rider, we will confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the Rider. You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.

We will notify you if we decline to issue the Rider within 5 days of our receipt of your application that is in good order. We will not issue the Rider if you do not meet the eligibility requirements. If we decline to issue the Rider we will still issue the annuity contract.

If the Rider is issued, we will deliver to you a contract amendment along with the Rider and any endorsements. You will be required to sign and return one copy of the contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the Rider are true. The signed contract amendment must be returned to us within 45 days of the Rider Date. Failure to sign and return a signed copy of the contract amendment within 45 days of the Rider Date will result in an automatic termination of the Rider.

Rider Benefits. The Rider provides four types of LTC Benefits: an Acceleration Benefit, an Extension Benefit, an optional Growth Benefit, and a Nonforfeiture Benefit.  See Acceleration Benefit, Extension Benefit, Growth Benefit and Nonforfeiture Benefit sections for more details.

The LTC Benefits will be calculated based upon the dollar amount of purchase payments made into the contract in the first 90 days after the Rider’s effective date. No purchase payments may be made into the contract after 90 days from the Rider’s effective date. The minimum purchase payment amount under the Rider is $50,000. The maximum amount of purchase payments that you may make into the contract is $400,000. There is no guarantee that the Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the Rider at any time.

There is an LTC Guaranteed Amount under the Rider which is a value that is used to calculate the LTC Benefits. The LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a death benefit. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected (both described below). The LTC Guaranteed Amount is increased by purchase payments and Growth Benefits (if elected), and decreased by the Acceleration Benefit payments and Growth Benefit payments (if elected). Excess Withdrawals (as described below) will reduce the LTC Guaranteed Amount by the same percentage that the Excess Withdrawal reduces the contract value. In a declining market Excess Withdrawals may result in significant reductions of benefits under the Rider and/or its termination.

If you become Chronically Ill, you (or your legal representative) may request that we establish your eligibility to receive LTC Benefits. You may elect to receive LTC Benefits at anytime after one year from the Rider Date. In order to receive the maximum monthly payment available under the Rider, you will need to wait until five years after the Rider Date.

YOU WILL NOT BE ELIGIBLE TO RECEIVE LONG-TERM CARE BENEFIT PAYMENTS UNDER THIS RIDER UNTIL THE RIDER HAS BEEN IN EFFECT FOR ONE YEAR AND YOU HAVE SATISFIED THE DEDUCTIBLE PERIOD (AS DESCRIBED BELOW).  IN ADDITION, THE MAXIMUM MONTHLY AMOUNTS UNDER THE RIDER WILL BE REDUCED IF LONG-TERM CARE BENEFIT PAYMENTS BEGIN PRIOR TO THE 5TH RIDER DATE ANNIVERSARY.

In order to determine your eligibility for LTC Benefits a written assessment will be prepared by a Licensed Health Care Practitioner to determine whether you are Chronically Ill as well as a written Plan of Care which will detail the Long-Term Care Services that you need. Once we determine that you are eligible to receive LTC Benefits, you may then submit on a form provided by us a request for benefits specifying the amount of monthly LTC Benefits that you would like. You may request any amount of LTC Benefits up to a maximum monthly amount available to you. If you are receiving Long-Term Care Services but are not residing in a nursing home or receiving hospice care only half of the maximum monthly amount of benefit will be available.

There are several exclusions and limitations on coverage under the Rider and Long-Term Care Coverage Endorsement. The following are not Long-Term Care Services under the Rider: alcohol and drug treatment; treatment of mental or nervous disorders other than for Alzheimer’s or other forms of irreversible dementia; treatment as a result of a suicide attempt or intentionally self-inflicted injury; treatment in government facilities like the healthcare facilities run by the Veterans Administration (unless otherwise required by law); services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws; services or care provided to you outside the United States; all care and support services that are provided by immediate members of your family, whether paid or unpaid.

The first payments that we will make under the Rider will be Acceleration Benefits which are funded by deductions from the contract value and will be paid monthly up to a monthly maximum amount.  Each Acceleration Benefit payment reduces the contract value and the LTC Guaranteed Amount by the dollar amount of the payment. We guarantee that, regardless of the investment results, the Acceleration Benefit will be available to pay for Long-Term Care Services.

When the Acceleration Benefit is reduced to zero we will pay you Extension Benefit payments on a monthly basis up to a monthly maximum amount. Extension Benefit payments are guaranteed by us and are paid from our general account. Each Extension Benefit payment reduces the Extension Benefit by the dollar amount of the payment. The initial Extension Benefit will be double the dollar amount of the Acceleration Benefit. All long-term care benefit payments that we guarantee are backed by the claims paying ability of Lincoln Life.

The payment of Acceleration and Extension Benefits are each subject to a maximum monthly amount.  This maximum monthly amount limits the dollar amount of benefits you can receive per month. The maximum monthly amount is based upon the number of months over which the LTC Benefits are paid. The Rider is designed to provide the maximum amount of monthly benefit payments if LTC Benefit payments start on or after five years after the Rider is issued. The maximum monthly amount is lowest on the first anniversary after the Rider is issued and is recalculated and increases every year you wait to request LTC Benefits up to 5th anniversary after the Rider is issued. If you receive LTC Benefit payments prior to the fifth anniversary after the Rider is issued the maximum monthly amount will be lower than if you wait until after five years after the Rider is issued. We guarantee that the total amount of LTC Benefits will be the same but will be paid out over a longer time period and at a lower monthly maximum amount. On the 5th anniversary after the Rider is issued the maximum monthly amount for Acceleration and Extension Benefits will be recalculated for the last time and may only be reduced if there is an Excess Withdrawal.

You may also purchase for an additional cost the Growth Benefit option. The Growth Benefit option increases the LTC Guaranteed Amount, annually, by the amount of investment gain, if any, in the subaccounts and any fixed account. We will make monthly Growth Benefit payments up to a maximum monthly amount in addition to Acceleration Benefit payments and Extension Benefit payments. Growth Benefit payments reduce the contract value, the LTC Guaranteed Amount and the Growth Benefit by the dollar amount of the payment. The Growth Benefit option must be elected when you purchase the Rider and may not be added after it is issued. If the contract value is reduced to zero we will pay the Growth Benefit payment from the general account. We guarantee that regardless of the investment results,  the LTC Guaranteed Amount will be available to pay for Long-Term Care Services.

The Nonforfeiture Benefit pays a reduced long-term care insurance benefit if you terminate the Rider under certain circumstances pursuant to the Contingent Nonforfeiture provision (provided with all Riders at no extra charge) or, if purchased for an extra charge, the Optional Nonforfeiture provision. Charges for the Rider will terminate if you terminate the rider under the Nonforfeiture Benefit.

The Rider provides for withdrawals of contract value (in addition to LTC Benefit payments) on an annual basis of up to 5% of the difference between the contract value over the LTC Guaranteed Amount as of the immediately preceding Rider Date anniversary without a decrease in the LTC Benefits. Withdrawals equal to or less than 5% of the difference between the contract value over the LTC Guaranteed Amount will reduce the contract value by the amount of the withdrawal but will not result in a reduction of the LTC Benefits. The amount of withdrawals that exceed 5% of the difference between the contract value over the LTC Guaranteed Amount will be an Excess Withdrawal. Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the contract value. All withdrawals as well as Acceleration Benefit and Growth Benefit payments will be applied against the contract’s free withdrawal provision. If the LTC Guaranteed Amount is greater than or equal to the contract value on any Rider Date anniversary, any withdrawal will be an Excess Withdrawal. Under the Level Benefit option, if the LTC Guaranteed Amount is greater than or equal to the contract value on any Rider Date anniversary, any withdrawal will be an Excess Withdrawal. Under the Growth Benefit option, any withdrawal will be an Excess Withdrawal unless, the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your contract value on any Rider Anniversary exceeds the LTC Guaranteed Amount on any Rider Date anniversary. Withdrawals including Acceleration Benefit payments and Growth Benefit payments will reduce the amount payable under the Guarantee of Premium death benefit and the sum of all purchase payments calculation under the Enhanced Guaranteed Minimum Death Benefit.

Certain Limitations. You may not purchase a living benefit rider otherwise available with your contract if you purchase the Rider. The following living benefit riders are not available to you while this Rider is in force: Lincoln SmartSecurity® Advantage, i4LIFE® Advantage with or without the Guaranteed Income Benefit, 4LATER®Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage Plus or any other living benefits that we may offer in the future. See The Contracts, Lincoln SmartSecurity® Advantage, i4LIFE® Advantage with or without the Guaranteed Income Benefit, 4LATER®Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, in your prospectus for more information about these riders. In addition, the EEB death benefit is not available with the Rider.

By purchasing the Rider, you will be limited in how you can invest in the subaccounts and the fixed account. You will be subject to Investment Requirements – Option 3 and all its provisions. See Investment Requirements – Option 3 in your prospectus. The fixed account will be available to you for dollar-cost averaging purposes only and the annuity commencement date of the underlying contract will be changed, if it is not already, to the annuitant’s 95th birthday.

Your choices under the Rider. The amount of LTC Benefits that you may receive under the Rider is dependent upon several choices that you make. You will decide how much money to invest in the contract in order to fund the Rider. You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option. Finally, you will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the Rider under certain circumstances after the 3rd Rider Date anniversary. Once you are eligible to receive LTC Benefits you will decide when and in what amounts up to the Maximum Monthly LTC Benefit amount you would like to receive monthly LTC Benefit payments.

Choosing the Amount of Purchase Payments to Fund the Rider. The amount of the initial purchase payment and of any subsequent purchase payments made in the first 90 days after the Rider Date will determine the amount of Acceleration Benefits and Extension Benefits you may receive. The Rider must be purchased at the same time you purchase your contract. The Rider cannot be added to existing contracts. The minimum purchase payment amount to fund the Rider is $50,000. The maximum purchase payment amount to fund the Rider and contract is $400,000.  The LTC Benefit Duration is discussed in detail below. We will not accept purchase payments after the 90th day after the Rider Date and/or that are in excess of the Rider’s maximum funding amount.

Calculation of Acceleration and Extension Benefits. On the Rider Date we will calculate the LTC Guaranteed Amount, which will be equal to the dollar amount of the initial purchase payment. The Acceleration Benefit on the Rider Date will be equal to the dollar amount of the LTC Guaranteed Amount. The Extension Benefit on the Rider Date will be twice the dollar amount of the Acceleration Benefit. The Growth Benefit (if elected) will be zero on the Rider Date. Each subsequent purchase payment made after the initial purchase payment and within the first 90 days after the Rider Date and up to the maximum purchase payment amount will increase the LTC Guaranteed Amount and Acceleration Benefit by the dollar amount of the purchase payment and the Extension Benefit to an amount equal to twice the dollar amount of the increased Acceleration Benefit. Subsequent purchase payments do not increase the amount of Growth Benefits.

The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration Benefit and the Extension Benefit as of the Rider Date, and the recalculation of those amounts after a subsequent purchase payment is made prior to the 90th day after the Rider Date.

Initial purchase payment January 1, 2011:	$100,000
Contract value January 1, 2011:	$100,000
LTC Guaranteed Amount January 1, 2011 (equals initial purchase payment):	$100,000
Acceleration Benefit January 1, 2011 (equals LTC Guaranteed Amount):	$100,000
Extension Benefit January 1, 2011 (2 x $100,000 Acceleration Benefit):	$200,000
Contract value February 1, 2011 prior to subsequent purchase payment:	$110,000
Subsequent purchase payment received February 1, 2011:	$100,000
LTC Guaranteed Amount after subsequent purchase payment ($100,000 LTC Guaranteed Amount + $100,000 subsequent purchase payment):	$200,000
Acceleration Benefit after subsequent purchase payment :	$200,000
Extension Benefit after subsequent purchase payment (2 x $2000,000 Acceleration Benefit):	$400,000
Contract Value after additional purchase payment:	$210,000

The LTC Benefit Duration. The LTC Benefit Duration is the period of time over which LTC Benefits are paid and is comprised of two separate time periods: an Acceleration Benefit Duration (the time period during which Acceleration Benefits are paid), followed by an Extension Benefit Duration (the time period during which Extension Benefits are paid). Growth Benefits are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. When you purchase the Rider the LTC Benefit Duration is equal to 252 months and is comprised of 84 months of Acceleration Benefit Duration plus 168 months of Extension Benefit Duration.  On each Rider Date anniversary, up to the 5th Rider Date anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated on each Rider Date anniversary, up to and including the 5th Rider Date anniversary,  by dividing the remaining amount of Acceleration Benefit by the number of months remaining in the Acceleration Benefit Duration.

Each year you either wait to start receiving LTC Benefits or receive less than the maximum amount of monthly benefit available to you will increase the amount of the Maximum Monthly Level Benefit. We stop recalculating the Maximum Monthly Level Benefit after the 5th Rider Date anniversary. If you have not received LTC Benefits prior to the 5th Rider Date anniversary the Acceleration Benefit Duration will be 72 months (24 months of Acceleration Benefit Duration plus 48 months of Extension Benefit Duration). LTC Benefits may not be received prior to the LTC Coverage Effective Date which is on the 1st Rider Date anniversary. See Maximum Monthly Level Benefit section in this supplement for a description of the calculation of the Maximum Monthly Level Benefit.

The Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the 5th Rider Date anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, you will be guaranteed the same overall amount of LTC Benefits.

The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the 5th Rider Date anniversary. Refer to this chart to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Rider Year you start to submit requests for LTC Benefits.

LTC Benefit Duration Chart
Rider Year of First Request for Maximum Level Benefit amounts*	Acceleration Benefit Duration	Extension Benefit Duration	Total LTC Benefit Duration
1**	84 months	168 months	252 months
2**	72 months	144 months	216 months
3	60 months	120 months	180 months
4	48 months	96 months	144 months
5	36 months	72 months	108 months
6+	24 months	48 months	72 months
*Rider Year starts on the Rider Date anniversary except for Rider Year 1 that starts on the Rider Date.
**You may not receive LTC Benefit payments prior to the LTC Coverage Effective Date (which is after the first Rider Date anniversary) and satisfaction of the Deductible Period.

LTC Guaranteed Amount. The LTC Guaranteed Amount is a value used to calculate the LTC Benefits under the Rider.  The LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a death benefit.  At the time you purchase the Rider we will calculate the initial LTC Guaranteed Amount which will be equal to the initial purchase payment.  Additional purchase payments made in the first 90 days after the Rider Date will increase the LTC Guaranteed Amount. The LTC Guaranteed Amount will not increase after the 90th day after the Rider Date unless you have selected the Growth Benefit option. The LTC Guaranteed Amount is also the value against which we apply the Acceleration Benefit Charge. See LTC Charge section for more details regarding the Acceleration Benefit Charge.

If the Level Benefit option is elected, the Acceleration Benefit will equal the LTC Guaranteed Amount. If the contract value is reduced to zero and there is still remaining LTC Guaranteed Amount any Acceleration Benefit payments that you are eligible to receive will be made from the general account until the LTC Guaranteed Amount is reduced to zero.

If the Growth Benefit option is elected, the LTC Guaranteed Amount at any time will equal the Acceleration Benefit plus the Growth Benefit.  The LTC Guaranteed Amount may never exceed $800,000. This maximum includes the combined Long-Term Care Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you. See Choosing the Amount of Purchase Payments to Fund the Rider and the Growth Benefit option sections for examples of how the LTC Guaranteed Amount is calculated.

The LTC Guaranteed Amount is decreased by the dollar amount of Acceleration Benefit payments and Growth Benefit payments. The LTC Guaranteed Amount will not be reduced by investment losses in the subaccounts. Excess Withdrawals reduce the LTC Guaranteed Amount by the same percentage that the Excess Withdrawal reduces the contract value. Excess Withdrawals may result in significant reductions of benefits under the Rider and/or its termination. Under the Growth Benefit option any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your contract value exceeds the LTC Guaranteed Amount on a Rider Date anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Excess Withdrawal section of this supplement for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Level Benefit option.  Under the Level Benefit option the LTC Benefits will not increase after the 90th Day after the Rider Date. Any gain or loss in the contract’s variable subaccounts or fixed accounts will have no effect on the amount of Acceleration and Extension Benefits available.

Acceleration Benefit and Acceleration Benefit payments. Once you become eligible to receive LTC Benefits and we make a determination of your eligibility we will pay you the Acceleration Benefit as Acceleration Benefit payments. Acceleration Benefit payments are paid on a monthly basis up to the Maximum Monthly Level Benefit amount. See Maximum Monthly Level Benefit section in this supplement for a detailed description. The Acceleration Benefit is first paid from the contract value. However, we guarantee the availability of the Acceleration Benefit regardless of the investment experience of the subaccounts you are invested in and subject to the conditions discussed in this supplement. Therefore, we guarantee that if your contract value is reduced to zero and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from the general account subject to the conditions discussed in this supplement. All Acceleration Benefit payments from the general account are subject to the claims paying ability of Lincoln Life.

The Acceleration Benefit will not increase after the 90th day after the Rider Date. The Acceleration Benefit is not available as a lump sum withdrawal or as a death benefit. Surrender charges, if any, are waived for all Acceleration Benefit payments.

If you are confined to a nursing home or are receiving hospice care you will be entitled to the Maximum Monthly Level Benefit amount. If you are otherwise receiving qualified Long-Term Care Services but are not confined to a nursing home or receiving hospice care, only half of the Maximum Monthly Level Benefit will be available. By receiving less than the Maximum Monthly Level Benefit amount after the 5th Rider Date anniversary the LTC Benefit Duration will be extended. By receiving less than the Maximum Monthly Level Benefit amount prior to the 5th Rider Date anniversary we will recalculate your LTC Benefit Duration and the Maximum Monthly Level Benefit amount will increase. See Maximum Monthly Level Benefit section for a discussion of how receiving less than the Maximum Monthly Level Benefit amount effects the LTC Benefit Duration.

Acceleration Benefit payments will reduce the Acceleration Benefit, LTC Guaranteed Amount and contract value by the dollar amount paid. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your contract value. This means that the reduction in the Acceleration Benefit could be more than the dollar amount withdrawn.  See Conforming Withdrawals and Excess Withdrawals section in this supplement.

Once the Acceleration Benefit is reduced to zero the Extension Benefit Duration will begin.  In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.

Extension Benefit and Extension Benefit payments. Once the entire Acceleration Benefit is zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See Maximum Monthly Level Benefit section for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your contract value.  We guarantee the availability of the Extension Benefit during the Extension Benefit Duration.  The Extension Benefit is not available as a lump sum withdrawal or as a death benefit.

The amount of the Extension Benefit will not increase after the 90th day after the Rider Date. Extension Benefit payments reduce the Extension Benefit by the dollar amount paid.  Excess Withdrawals reduce the Extension Benefit by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Extension Benefit could be more than the dollar amount withdrawn.  See Conforming Withdrawals and Excess Withdrawals section in this supplement.

Maximum Monthly Level Benefit. The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the Rider. If you have elected the Level Benefit option the Maximum Monthly Level Benefit will equal the Maximum Monthly LTC Benefit. The Maximum Monthly LTC Benefit is calculated on the Rider Date and each Rider Date anniversary up to, and including, the 5th Rider Date anniversary by dividing the remaining Acceleration Benefit by the number of months of remaining Acceleration Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the Acceleration Benefit Duration as of the 5th Rider Date anniversary preceding the Acceleration Benefit payment was 24 months, the Maximum Monthly Level Benefit would be $8,333.33 ($200,000/24). Since the Acceleration Benefit Duration is reduced by 12 months on each Rider Date anniversary up to the 5th Rider Date anniversary the Maximum Monthly Level Benefit will increase and be payable over a shorter LTC Benefit Duration for each year you wait to begin receiving LTC Benefits prior to the 5th Rider Date anniversary or if you begin receiving LTC Benefits prior to the 5th Rider Date anniversary but have received less than the Maximum Monthly Level Benefit amount.  Please refer to the chart in the Choosing the LTC Benefit Duration section to determine the amount of remaining months of Acceleration Benefit Duration for any Rider year. The Rider is designed to provide the maximum amount of monthly benefit payments if you wait until after the 5th Rider Date anniversary to receive LTC Benefit payments.

The following chart is an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the 5th Rider Date anniversary. This chart illustrates purchase payment of $100,000 resulting in an Acceleration Benefit of $100,000 as of the Benefit Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Rider Year starting at the beginning of the Rider Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.

Maximum Monthly Level Benefit (annualized)
based on when Acceleration Benefit payments begin
LTC Benefit Duration	Rider* Year	Acceleration Benefit payments Begin in Year 2	Acceleration Benefit payments Begin in Year 3	Acceleration Benefit payments Begin in Year 4	Acceleration Benefit payments Begin in Year 5	Acceleration Benefit payments Begin in Year 6
Acceleration	1**
Benefit	2	$16,667
	3	$16,667	$20,000
	4	$16,667	$20,000	$25,000
	5	$16,667	$20,000	$25,000	$33,333
	6	$16,667	$20,000	$25,000	$33,333	$50,000
	7	$16,667	$20,000	$25,000	$33,333	$50,000
Extension	8	$16,667	$20,000	$25,000	$33,333	$50,000
Benefits	9	$16,667	$20,000	$25,000	$33,333	$50,000
	10	$16,667	$20,000	$25,000	$33,333	$50,000
	11	$16,667	$20,000	$25,000	$33,333	$50,000
	12	$16,667	$20,000	$25,000	$33,333
	13	$16,667	$20,000	$25,000	$33,333
	14	$16,667	$20,000	$25,000
	15	$16,667	$20,000	$25,000
	16	$16,667	$20,000
	17	$16,667	$20,000
	18	$16,667
	19	$16,667
*Rider Year starts on the Rider Date anniversary except for Rider Year 1 that starts on the Rider Date.
**You may not receive Acceleration Benefit payments prior to the LTC Coverage Effective Date (which is after the first Rider Date anniversary) and satisfaction of the 90 day deductible period.  For illustrative purposes this chart does not include satisfaction of the deductible period.

876150 v2

Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the 3rd Rider year the Maximum Monthly Level Benefit would be calculated as follows:

LTC Guaranteed Amount as of 2nd Rider Date anniversary:	$100,000
Acceleration Benefit (equals LTC Guaranteed Amount):	$100,000
Extension Benefit (2 x Acceleration Benefit):	$200,000
Remaining Acceleration Benefit Duration (from chart on page 11)	60 months
Maximum Monthly Level Benefit ($100,000 Acceleration Benefit ÷ 60 months):	$1,667.67 or $20,000 per year
Minimum Extension Benefit Duration (from chart on page 11)	120 months

By electing to start receiving Acceleration Benefit payments in the 3rd Rider Year, the Maximum Monthly Level Benefit (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the Acceleration Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years).  The total available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000 Extension Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th Rider Date anniversary the annual benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.

When you make a request for benefits (as described in the Requesting LTC Benefits section below) you may request an amount up to the Maximum Monthly LTC Benefit amount (which equals the Maximum Monthly Level Benefit amount under the Level Benefit option) if you are residing in a nursing home (as defined in the Long-Term Care Coverage Endorsement form) or are receiving hospice care (which may be received in your home or in a hospice care facility),. If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services) but are not residing in a nursing home or receiving hospice care, as defined in the Long-Term Care Coverage Endorsement, you may request up to 50% of the Maximum Monthly Level Benefit amount.  If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly Level Benefit amount and during that month you enter a nursing home or start to receive hospice care you will qualify to receive up to 100% of the Maximum Monthly Level Benefit amount the following month. While you may request up to the Maximum Monthly Level Benefit amount, you should consider the actual cost of your care and the expected length of your care when determining the amount of the LTC Benefit to request.  If the cost of any qualified Long-Term Care Services that you are receiving or anticipate receiving in the future is less than the Maximum Monthly Level Benefit amount you may consider not requesting the Maximum Monthly Level Benefit amount in order to extend your benefits over a longer time period. You should also consider the limits imposed under IRS rules. See Federal Income Tax Treatment of Benefits under the Rider section below.

If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following Rider Year.  If you receive less than the Maximum Monthly Level Benefit amount in any Rider Year prior to the 5th Rider Date anniversary, the Maximum Monthly Level Benefit will be recalculated on the Rider Date anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the Rider Date anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the 3rd Rider Date anniversary where less than the Maximum Monthly Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC Guaranteed Amount as of the 2nd Rider Date anniversary has been reduced by Acceleration Benefit payments of only $10,000 (paid in the third Rider Year) of the available annual amount of $20,000.

LTC Guaranteed Amount as of the 3rd Rider Date anniversary ($100,000 - $10,000 LTC Benefit payment in prior Rider Year):	$90,000
Acceleration Benefit (equals the LTC Guaranteed Amount) :	$90,000
Extension Benefit (has not been reduced as no Extension Benefits have been paid):	$200,000
Minimum Acceleration Benefit Duration (from chart on page 11)	48 months
Maximum Monthly Level Benefit ($90,000 Acceleration Benefit ÷ 48 months):	$1,875.00 or $22,500 per year
Minimum Extension Benefit Duration ($200,000 Extension Benefit ÷ $1,875 Maximum Monthly Level Benefit):	107 months

The remaining Acceleration Benefit Duration after the 3rd Rider Date anniversary is 48 months (from above referenced chart). The new Maximum Monthly Level Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50) will be available to you if you are not confined to a nursing home or are not receiving hospice care.

On the 5th Rider Date anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not change thereafter unless you make an Excess Withdrawal (as described below).  If after the 5th Rider Date anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the contract value. See Excess Withdrawals in this supplement. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.

Choosing the Growth Benefit Option. At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the Rider is issued.

Growth Benefit option. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount. Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during the Acceleration Benefit Duration and the Extension Benefit Duration. The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the Rider Date the Growth Benefit is zero. On each Rider Date anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the contract value due to Automatic Step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000, if this results in a higher LTC Guaranteed Amount (referred to as the Automatic Step-up). The Growth Benefit will be calculated on each Rider Date anniversary or at the time of an Excess Withdrawal. See Automatic Step-ups of the LTC Guaranteed Amount below for a detailed discussion of the Automatic Step-up. You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option you should consider that under the Growth Benefit option any withdrawal will be an Excess Withdrawal. However if the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your contract value exceeds the LTC Guaranteed Amount on a Rider Date anniversary you may withdraw an amount up to the Conforming Withdrawal amount. See the Withdrawals section in this supplement.

You may request monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount during both the Acceleration Benefit Duration and the Extension Benefit Duration. Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount and the contract value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit and the Maximum Monthly Growth Benefit amount by the same percentage that the Excess Withdrawal amount reduces the contract value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn.

If the contract value is reduced to zero and there is remaining Growth Benefit we will make Growth Benefit payments from the general account until the Growth Benefit is zero.

Surrender charges, if any, are waived for all Growth Benefit payments.

Automatic Step-ups of the LTC Guaranteed Amount. On each Rider Date anniversary, if you have elected the Growth Benefit option the LTC Guaranteed Amount will automatically step-up to the contract value as of the Rider Date anniversary if:

a.	The Covered Life is still living and under age 76; and
b.	The contract value on that Rider Date anniversary is greater than the LTC Guaranteed Amount; and
c.	The maximum LTC Guaranteed Amount limit has never been reached.

Once the maximum LTC Guaranteed Amount limit has been reached you will not receive any further Automatic Step-ups of the LTC Guaranteed Amount. Contract value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.

Following is an example of how the Automatic Step-ups will work through the first three Rider Date anniversaries (assuming no withdrawals).

Total purchase payments added to the contract as of 90th day after the Rider Date:	$200,000
LTC Guaranteed Amount as of 90th day after the Rider Date equals total purchase payments made into the contract:	$200,000
Acceleration Benefit as of 90th day after the Rider Date:	$200,000
Total contract value on 1st Rider Date anniversary reflecting investment gain:	$225,000
New LTC Guaranteed Amount on 1st Rider Date anniversary:	$225,000
LTC Guaranteed Amount steps up as $225,000 is greater than LTC Guaranteed Amount of $200,000:	$225,000
Growth Benefit on 1st Rider Date anniversary ($225,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 25,000
Total contract value on 2nd Rider Date anniversary reflecting investment loss from previous Rider Date anniversary:	$218,000

The LTC Guaranteed Amount does not change on 2nd Rider Date anniversary as the contract value of $218,000 is less than the LTC Guaranteed Amount of $225,000. The Growth Benefit of $25,000 does not change.

Total contract value on 3rd Rider Date anniversary reflecting investment gain from previous Rider Date anniversary:	$240,000
New LTC Guaranteed Amount. LTC Guaranteed Amount step-ups as $240,000 is greater than LTC Guaranteed Amount of $225,000:	$240,000
Growth Benefit on 3rd Rider Date anniversary ($240,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 40,000

You may choose to irrevocably terminate the Automatic Step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate Automatic Step-ups after the 5th Rider Date anniversary by notifying us in writing at least 30 days prior to the next Rider Date anniversary.  By choosing to terminate the Automatic Step-ups the LTC Guaranteed Amount will no longer Step-up to the contract value.  The Acceleration Benefit Charge percentage will remain the same upon termination of the Automatic Step-ups. Your Acceleration Benefit charge will no longer increase as the LTC Guaranteed Amount will no longer step-up to the contract value. See LTC Charge section of this supplement.

After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. The Growth Benefit payment amount will not be subject to the Maximum Monthly Growth Benefit limit.

Maximum Monthly Growth Benefit. The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is calculated each Rider Date anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations. The Maximum Monthly Growth Benefit amount will be equal to [i ÷ ((ii + iii) ÷ iv)] where:

(i)	equals the Growth Benefit on the Rider Date anniversary and
(ii)	equals any remaining Acceleration Benefit on the Rider Date anniversary; and
(iii)	equals any remaining Extension Benefit on the Rider Date anniversary; and
(iv)	equals the Maximum Monthly Level Benefit amount on the Rider Date anniversary.

When you make a request for benefits (as described in the Requesting LTC Benefits section below) you may request an amount up to the Maximum Monthly LTC Benefit amount (which equals the Maximum Monthly Level Benefit amount plus the Maximum Monthly Growth Benefit amount). If you are residing in a nursing home or are receiving hospice care, as defined in the Long-Term Care Coverage Endorsement, you may request up to 100% of the Maximum Monthly LTC Benefit amount. If you are receiving Long-Term Care Services and are not residing in a nursing home or receiving hospice care you may receive up to 50% of the Maximum Monthly LTC Benefit amount. You will receive one monthly LTC Benefit payment that, in addition to either the Acceleration Benefit payment or Extension Benefit payment, will also include the Growth Benefit payment, if elected. The Growth Benefit will not be paid if you are requesting less than the Maximum Monthly Level Benefit amount available to you for that month.

The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly Level Benefit amount and the Maximum Monthly LTC Benefit are calculated on 2nd Rider Date anniversary with growth of the contract value from investment gains of $20,000 and assuming $100,000 purchase payments were made prior to 90th day after the Rider Date.

Acceleration Benefit on 2nd Rider Date anniversary:	$100,000
Extension Benefit on 2nd Rider Date anniversary:	$200,000
Contract value on 2nd Rider Date anniversary:	$120,000
LTC Guaranteed Amount on 2nd Rider Date anniversary steps-up to contract value of $120,000:	$120,000
Growth Benefit ($120,000 LTC Guaranteed Amount - $100,000 Acceleration Benefit):	$ 20,000
Maximum Monthly Level Benefit ($100,000 ÷ 60 months of Acceleration Benefit Duration left from the LTC Benefit Durations Chart):	$ 1,666.67
Maximum Monthly Growth Benefit:*	$ 111.11
Maximum Monthly LTC Benefit ($1,666.67 + 111.11):	$ 1,777.78

*[$20,000 Growth Benefit ÷ (($100,000 Acceleration Benefit + $200,000 Extension Benefit) ÷
$1,666.67 Maximum Monthly Level Benefit)] = $111.111 Maximum Monthly Growth Benefit.

If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Rider Year. On the next Rider Date anniversary the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated as stated above.

Continuing the prior example if, during the first six months of the Benefit Year, you requested that you be paid the entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there will be unused Growth Benefit for that Rider year of $666.66 ($111.11 Maximum Monthly Growth Benefit x 6 months). On the next Benefit Year anniversary the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during the current Benefit Year.

Choosing the Nonforfeiture Benefit provision.  If the Rider is terminated, the Nonforfeiture Benefit provision may provide a reduced long-term care insurance benefit. There are two Nonforfeiture Benefits under the Nonforfeiture Benefit provision. The Contingent Nonforfeiture Benefit, which is automatically included when you purchase the Rider, provides for LTC Benefit payments if the Rider terminates due to a specified increase of the charge for the Extension Benefit. The Optional Nonforfeiture Benefit, which may be purchased for an additional charge, provides for payment of the Nonforfeiture Benefit upon termination of the Rider due to conditions in addition to those provided by the Contingent Nonforfeiture Benefit. Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. The Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. The LTC Benefits provided by either the Contingent Nonforfeiture Benefit or the Optional Nonforfeiture Benefit are the greater of:

a.	one month’s Maximum Monthly Level Benefit in effect on the date that the Rider is terminated; or
b.	an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the Rider minus any Extension Benefits paid prior to the date the Rider is terminated.

Payments under the Nonforfeiture Benefit provision are payable only after the seventh Rider Date anniversary and after conditions set forth below are met.  LTC Benefit payments pursuant to the  Nonforfeiture Benefit provision are subject to the benefit eligibility and deductible requirements as described in the Establishing Benefit Eligibility section.  Nonforfeiture Benefit payments are requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the Rider is terminated.

Once the Nonforfeiture Benefit provision is effective as either the Contingent Nonforfeiture Benefit or the Optional Nonforfeiture Benefit it will remain effective until the earlier of the death of the Covered Life or the date the Nonforfeiture Benefit has been fully paid out. Upon the death of the Covered Life the Nonforfeiture Benefit terminates. The amount of the Nonforfeiture Benefit will not exceed the remaining amount of Extension Benefits which would have been paid if the Rider had remained in force.

Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all Riders. The Contingent Nonforfeiture Benefit will pay you reduced LTC Benefit payments if both of the following conditions are met:

a.	the Extension Benefit Charge has increased by more than a specified percentage over the initial charge; and
b.	you surrender your contract or elect to terminate the Rider within 120 days after the Extension Benefit Charge (in a. above) is increased.

The specified percentage of change to the Extension Benefit Charge that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the Rider Date. The specified percentages are as follows:

Age on Rider Date	Percent Over Initial Extension Benefit Charge	Age	Percent Over Initial Extension Benefit Charge
45-49	130%	70	40%
50-54	110%	71	38%
55-59	90%	72	36%
60	70%	73	34%
61	66%	74	32%
62	62%
63	58%
64	54%
65	50%
66	48%
67	46%
68	44%
69	42%

Optional Nonforfeiture provision. For an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit under the following conditions which are in addition to the conditions under which the Nonforfeiture Benefit is paid under the Contingent Nonforfeiture Benefit:

a.	you surrender the contract at least three years after the Rider Date; or
b.	you submit a written request to terminate the Rider at least three years after the Rider Date; or
c.
you elect to receive annuity payments under any annuity payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract’s maturity date and at least three years after the Rider Date.

If you purchase the Optional Nonforfeiture Benefit and terminate the Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only one Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the Rider is issued.

Establishing Benefit Eligibility.  Once the LTC Coverage Effective Date (the first Rider Date anniversary) has passed, you may start the process to request and receive LTC Benefits. Before requesting LTC Benefits you must first notify us by phone at 800-487-1485 x 3941, or send written notice to: PO Box 21008, Dept. 0514, Greensboro, NC 27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits on your behalf as submitted by your legally authorized representative, which may include a court-appointed conservator or an individual acting under a valid power of attorney.  Attached to the Rider and Contract is the Long-Term Care Coverage Endorsement form which is a contractual document that describes:  the LTC Benefits that may be paid under the contract and Rider;  the process for establishing initial and ongoing eligibility for LTC Benefits; and the process for filing initial and ongoing requests for LTC Benefits. The Long-Term Care Services covered under the Rider are also described in the Long-Term Care Coverage Endorsement.

Once we receive notification of your intent to request LTC Benefits we will provide you with claims forms so that we may determine your initial eligibility to receive LTC Benefits. Your initial eligibility to receive LTC Benefits will be based on two factors: 1) whether the LTC Coverage Effective Date (first Rider Date anniversary) has passed; and 2) whether you have been or will be receiving Long-Term Care Services covered by the Rider due to being Chronically Ill.

The Long-Term Care Services covered under the Rider are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and is provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement.

 In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill we require that the Licensed Health Care Practitioner certify in a written assessment that you are Chronically Ill. Chronic Illness under the Rider is defined as either: 1) in the preceding twelve months you have been unable to perform at least two Activities of Daily Living for a period of at least 90 days as a result of loss of functional capacity or; 2) you require substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. The written assessment will evaluate your ability to perform Activities of Daily Living (ADL) and your cognitive condition (as described below).  You will be responsible for the cost of obtaining the initial and any subsequent assessments as well as any required Plans of Care.

The six ADLs are:

1.	Bathing. The ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of the tub or shower.
2.	Continence. The ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
3.	Dressing. The ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
4.	Eating. The ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a feeding tube or intravenously.
5.	Toileting. The ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
6.	Transferring. The ability to move oneself into or out of a bed, chair or wheelchair.

Severe cognitive impairment under the Rider is defined as deterioration or loss of intellectual capacity that is:

1.	Comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia; and
2.	Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in the following areas:
a.	Short-term or long-term memory;
b.	Orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and
c.	Deductive or abstract reasoning, including judgment as it relates to safety awareness.

The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. In order to receive LTC Benefits under the Rider you must follow the Plan of Care.

In order to continue to receive LTC Benefits after we determine your initial eligibility, you must be receiving the care and support services prescribed in the Plan of Care through an agency or facility identified in the Plan of Care within the United States. At least once every 12 months, after we have established your initial benefit eligibility, a Licensed Health Care Practitioner must complete a new assessment on a form provided by us and again certify that you are Chronically Ill. If you are Chronically Ill due to loss of a functional capacity that prevents you from performing two of the ADLs, or suffer from a severe cognitive impairment the Licensed Health Care Practitioner, must certify that you are expected to remain Chronically Ill for at least 90 days; and either prescribe a new Plan of Care, or reconfirm the existing Plan of Care.

You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the Rider before we will start paying LTC Benefits.  For example, assume you enter a nursing home on March 1st of any Benefit Year after the LTC Coverage Effective Date due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1st . By April 15th we will provide the claims forms. On May 1st we have received the claims forms including the written assessment and Plan of Care. We also determine that your eligibility to receive LTC Benefits was March 1st. The deductible period would be 90 days from March 1st  and will end as of May 29. We would start monthly LTC Benefit payments after May 29.

We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits.

Requesting LTC Benefits. Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart.

At any time and as often as we reasonably require we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:

i.	review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
ii.	a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
iii.	requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the determination of initial eligibility.

In order to continue receiving LTC Benefits we must receive a new Request for Benefits form (as described below) at least 30 days prior to the end of the current three-month period for which you are receiving LTC Benefits. If a new Request for Benefits form is not submitted prior to the end of the current three month period for which you are receiving LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after the three month period for which LTC Benefits were previously requested you will have to re-establish your eligibility to receive benefits. If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above.

In addition to the quarterly variable annuity statement, we will send you a monthly statement detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your contract value and death benefit, if any. See Death Benefits section of this supplement for a description of the impact of the Rider on death benefits.

There are several exclusions and limitations on coverage under the Rider and Long-Term Care Coverage Endorsement:

1.	Alcohol and drug treatment is not a Long-Term care Service under the Rider unless the drug addiction is a result of medication taken in doses prescribed by a physician;
2.
Care in a facility operated primarily for the treatment of mental or nervous disorders is not a Long-Term care Service under the Rider. This exclusion does not apply to qualifying stays or care resulting from a clinical diagnosis of Alzheimer’s Disease or similar forms of irreversible dementia;

3.	Treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury is not a Long-Term care Service under the Rider;
4.	Treatment in government facilities such as facilities run by the Veterans Administration is not a Long-Term care Service under the Rider unless exclusion of coverage is otherwise prohibited by law;
5.
Long-Term Care Services for which benefits are available under Medicare  or other governmental program (except Medicaid), workers compensation laws, employer liability laws, occupational disease laws and motor vehicle no-fault laws are not considered Long-Term Care Services under the Rider;

6.	Long-Term Care Services provided to you outside the United States are not considered a Long-term Care Service under the Rider;
7.	Any Long-Term Care Services being provided by members of your family, whether paid or unpaid are not considered Long-Term Care Services under the Rider.

We will notify you in writing if we deny any request for LTC Benefits or revoke your eligibility for LTC Benefits. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits or revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits or revocation of eligibility must be submitted to us within 3 years (which may vary by the state the Rider is issued in) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision within 60 days after receiving it.

In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within sixty days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, full surrender value or from death benefits if the contractowner dies.

General Provisions.

Withdrawals. You may make withdrawals pursuant to the withdrawal provision of your contract. Under the Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the contract value by the amount of the withdrawal and the death benefit per the terms of the contract’s death benefit provision. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the contract value. Excess Withdrawals reduce the contract value by the amount of the withdrawal and the death benefit per the terms of the contract’s death benefit provision. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of your prospectus.  All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract.  See The Contracts – Surrenders and Withdrawals section of your prospectus.

Conforming Withdrawals. If available, you may make periodic withdrawals from your contract value up to the Conforming Withdrawal amount each Rider Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments and are subject to surrender charges, if any.  Conforming Withdrawals reduce the amount available under your contract’s free withdrawal provision. See Contract Free Withdrawal Provision section in this supplement.

A Conforming Withdrawal is any withdrawal that does not exceed during a Rider Year the greater of $0 and (i) minus (ii) where:

(i)	equals 5% of the difference of the contract value over the LTC Guaranteed Amount as of the most recent Rider Date anniversary (or, prior to the first Rider Date anniversary, the Rider Date); and
(ii)	equals all prior withdrawals in that Rider Year.

If the LTC Guaranteed Amount is equal to or greater than your contract value on a Rider Date anniversary, any withdrawal in that Rider Year will not be a Conforming Withdrawal. If you elect the Growth Benefit option any withdrawal will be deemed an Excess Withdrawal unless the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a Rider Date anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Rider Year.

Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, Extension Benefit, and if elected, the Growth Benefit.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Rider Year (including the current withdrawal) that exceed the Conforming Withdrawal amount. Any Excess Withdrawal that reduces the contract value to zero will terminate the Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected.

Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the contract value. This means that the reductions in these amounts could be more than the dollar amount withdrawn.

In a declining market, Excess Withdrawals may substantially deplete or eliminate the LTC Benefits and reduce or deplete the Maximum Monthly Level Benefit and, if elected, Maximum Monthly Growth Benefit.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable.  See Charges and Other Deductions - Surrender Charge section of the prospectus.

The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit, LTC Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and Growth Benefit. The example assumes you have chosen the Growth Benefit option.

LTC Guaranteed Amount:	$320,000
Acceleration Benefit:	$120,000
Extension Benefit:	$240,000
Maximum Monthly Level Benefit:	$ 5,000
Growth Benefit:	$200,000
Maximum Monthly Growth Benefit	$3,125
Excess Withdrawal from contract value:	$ 4,000
Contract value immediately prior to Excess Withdrawal:	$ 85,000
Reduction Percentage due to Excess Withdrawal [$4,000 Excess Withdrawal ÷ $85,000 Contract Value]:	4.71%
LTC Guaranteed Amount after Excess Withdrawal [$320,000LTC Guaranteed Amount x (1-4.71%)]:	$304,928
Extension Benefit after Excess Withdrawal [$240,000 x (1-4.71%)]:	$228,706
Maximum Monthly Level Benefit after Excess Withdrawal [$5,000 Maximum Monthly Level Benefit x (1-4.71%)]:	$ 4,765
Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:	$190,580
Maximum Monthly Growth Benefit after Excess Withdrawal [$3,125 Maximum Monthly Growth Benefit x (1-4.71%)]:	$ 2,978

Investment Requirements. By purchasing the Rider, you will be limited in how you can invest in the subaccounts and the fixed account. You will be subject to Investment Requirements – Option 3. See Investment Requirements – Option 3 in your prospectus. The Investment Requirements will apply to your entire contract value. No purchase payments can be directly invested in the LTC Fixed Account.

LTC Fixed Account. The LTC Fixed Account is part of the general account. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract section in your prospectus for more information about the General Account.

On the valuation date we make the initial determination that you are eligible to receive LTC Benefits (as described in the Establishing Benefit Eligibility section), we will transfer contract value up to the LTC Guaranteed Amount as of that valuation date to the LTC Fixed Account. The contract value will be transferred proportionally from the variable subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of contract value to the LTC Fixed Account may reduce the contract value in the subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the subaccounts.

On the Rider Date anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each Rider Date anniversary that follows, we will transfer contract value to and from the LTC Fixed Account, the subaccounts and any other fixed account. The amount of contract value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the contract value that is in the LTC Fixed Account. This may result in the entire contract value being allocated to the LTC Fixed Account. If the contract value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move contract value equal to the difference between the contract value and the LTC Guaranteed Amount from the LTC Fixed Account to the subaccounts according to your instructions for future allocations.

If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the contract value in the LTC Fixed Account back to the subaccounts.  This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts – Additional Services section of your prospectus for more details on dollar-cost averaging. If after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient contract value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.

 LTC Charge. While this Rider is in effect there is a charge for the Rider (LTC Charge) that is deducted from the contract value on a quarterly basis. The LTC Charge will consist of the sum of three charges: the Acceleration Benefit Charge plus the Extension Benefit Charge plus (if elected) the Optional Nonforfeiture Benefit Charge. The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge percentage is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the Acceleration Benefit Charge is assessed will be higher due to Automatic Step-ups.

The first deduction will occur on the valuation date on or next following the three month Rider Date anniversary and will be deducted every three months thereafter. This deduction will be made proportionally from the contract value in the subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the contract value is reduced to zero. Deductions from the subaccounts and the fixed accounts will be made in proportion to the value in each subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the Rider, upon commencement of annuity payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the Rider is terminated due to death.

The Acceleration Benefit Charge has a guaranteed maximum annual percentage rate of 2.50% of the LTC Guaranteed Amount. The current annual percentage rate is 0.75% of the LTC Guaranteed Amount under the Growth Benefit option and 0.50% of the LTC Guaranteed Amount under the Level Benefit option. The percentage rate may change at any time and will never exceed the guaranteed maximum percentage rate of 2.50 % of the LTC Guaranteed Amount. We will give you 30 days notice of our intent to raise this percentage rate. Any increase to the percentage rate will be applied on the next quarterly deduction following the effective date of the percentage rate change. Any change to the percentage rate will be the same for all contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge percentage rate for the Growth Benefit option will remain the same even after you terminate the Automatic Step-ups.

The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount  as of the valuation date on which the charge is deducted by ¼ of the annual Acceleration Benefit Charge percentage rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Level Benefit option, the LTC Guaranteed Amount will equal purchase payments added to the contract prior to the 90th Date after the Rider Date and will not increase thereafter.
The Acceleration Benefit Charge percentage rate for the Growth Benefit option will be higher than the Acceleration Benefit Charge percentage rate for the Level Benefit option. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by the Automatic Step-up or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals.

The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no contract value remaining, whichever occurs first.

The Extension Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The highest current Extension Benefit Charge percentage rate is 0.50% of the Extension Benefit charged for a 69 year old contractowner. We will give you 30 days notice of our intent to raise the percentage rate. Any increase to the percentage rate will be applied on the next quarterly deduction following the effective date of the percentage rate change. Any change to the percentage rate will be subject to prior regulatory approval and will be the same for all contractowners in the same class on a nondiscriminatory manner.  If the Extension Benefit Charge percentage rate is increased to an amount greater than a specified percentage of the initial Extension Benefit Charge percentage you are able to cancel the Rider and receive the Contingent Nonforfeiture Benefit. See Nonforfeiture Benefit-Contingent Nonforfeiture Benefit section of this supplement for more information.

The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the valuation date on which the charge is deducted multiplied by ¼ of the annual Extension Benefit Charge percentage rate (which is stated in the Rider) as of the valuation date on which the charge is deducted. On the Rider Date the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases to twice the amount of any subsequent purchase payments made prior to the 90th day after the Rider Date. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals.  The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no contract value remaining, whichever occurs first. The Extension Benefit Charge percentage rate is based upon your age as of the Rider Date.

The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The highest current Extension Benefit Charge percentage rate is 0.08% of the Extension Benefit charged for a 69 year old contractowner. We will give you 30 days notice of our intent to raise the percentage rate. Any increase to the percentage rate will be applied on the next quarterly deduction following the effective date of the percentage rate change. Any change to the percentage rate will be subject to prior regulatory approval and will be the same for all contractowners in the same class on a nondiscriminatory manner.

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the valuation date on which the charge is deducted multiplied by ¼ of the annual Optional Nonforfeiture Benefit Charge percentage (which is stated in the Rider) as of the valuation date on which the charge is deducted. On the Rider Date the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to purchase payments made within the first 90 days after the Rider Date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit decreases by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is zero or there is no contract value remaining, whichever occurs first. The charge percentage for the Optional Nonforfeiture Benefit Charge is based upon your age as of the Rider Date.

The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old. The example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.

Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Acceleration Benefit Charge percentage:	0.50%
Extension Benefit Charge percentage:	0.38%
Optional Nonforfeiture Benefit Charge percentage:	0.06%
LTC Charge (annual)*:	$1,380

* $500 Acceleration Benefit Charge (0.50% * $100,000 LTC Guaranteed
 Amount) + $760 Extension Benefit Charge (0.38% * $200,000 Extension Benefit) + $120 Optional Nonforfeiture Charge (0.06%* $200,000  Extension Benefit) =
 $1,380 annual LTC Charge.

The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old. The example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.

Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Growth Benefit	$0
Acceleration Benefit Charge percentage:	0.75%
Extension Benefit Charge percentage:	0.38%
Optional Nonforfeiture Benefit Charge percentage:	0.06%
LTC Charge (annual)*:	$1,630

*$750.00 Acceleration Benefit Charge (0.75% * $100,000 LTC Guaranteed
 Amount)) + $760.00 Extension Benefit Charge (0.38% * $200,000 Extension Benefit) + $120.00 Optional Nonforfeiture Benefit Charge (0.06%* $200.000 Extension Benefit)= $1,630 annual LTC Charge.

Contract Free Withdrawal Provision. Conforming and Excess Withdrawals as well as Acceleration Benefit and Growth Benefit payments will be applied against the contract’s free withdrawal provision. If your contract allows withdrawals up to a specified percentage of contract value or purchase payments without incurring a surrender charge during the surrender charge period, then any Conforming and Excess Withdrawals or Acceleration Benefit or Growth Benefit payments will reduce the amount available for free withdrawal.

Death Benefits. The Rider has no provision for death other than the death benefit provision in the underlying contract. The Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any death benefit option. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of the prospectus) will be in effect.  If a contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any death benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death benefit distributions in accordance with Code section 72(s) or 401(a) (9) will be made no later than five years from the date of the contractowner’s death. The EEB death benefit is not available with this Rider.

The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate death benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the contract value. For purposes of calculating death benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the death benefit. See The Contracts – Death Benefits section of your prospectus for more details.

Misstatement of Age or Sex. If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.

Rider Return Privilege. You may cancel the Rider within 30 days of your receipt of the Rider for any reason by delivering or mailing the Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the Rider under this provision will not result in cancellation of the underlying contract.

If you surrender the entire contract within the 30 day Rider free-look period but after the underlying contract’s free-look period any applicable contingent deferred sales charges will be deducted from the contract value.

Federal Taxation. The Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code.  As described above, the LTC Charge is deducted from the contract value on a quarterly basis.  For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the contractowners basis in the contract.  The deductions from the contract value will reduce the contract value, but not below zero.

Federal Income Tax Treatment of Benefits under the Rider. The LTC Benefits provided under the Rider are treated as provided under a “Qualified Long-Term Care Insurance Contract,” as that term is defined under section 7702B(b) of the Internal Revenue Code.  This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you.  However, you should always consult a tax advisor about the application of tax rules to your individual situation.

Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS.  All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are “chronically ill,” are included in determining whether the benefit limits have been exceeded and reduce the contractowner’s basis in the contract. These payments may also reduce the basis in your annuity contract.

If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you.  If you are under age 59½ at the time of the payment of excess benefits, an additional 10% “penalty tax” may apply.

If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $290.00 per day or $105,850 annually for 2010), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount.  You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.

Termination. The Rider will terminate under any of the following circumstances:

a.	termination of the underlying annuity contract;
b.	upon written request to terminate the Rider after the 3rd Rider Date anniversary. You may not request to terminate the Rider prior to the 3rd Rider Date anniversary;
c.	you elect to receive annuity payouts under any of the annuity payout options available including i4LIFE® Advantage (with or without the Guaranteed Income Benefit), or Lincoln SmartIncomeSM Inflation;
d.	on the date the contractowner is changed due to death or divorce;
e.	upon the death of the Covered Life;
f.	45 days after the Rider Date if a signed duplicate copy of the contract amendment issued with the Rider is not returned to Lincoln Life;
g.	an Excess Withdrawal reduces the contract value to zero;
h.	all LTC Benefits are reduced to zero;
i.	you terminate the Rider under the Nonforfeiture provision.

Upon termination of the Rider the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract value in the LTC Fixed Account will be transferred to the subaccounts according to your future subaccount allocation instructions.  The termination will not result in any increase to the contract value equal to the LTC Guaranteed Amount.

Annuity Commencement Date. When you purchase the Rider the annuity commencement date of the underlying contract will be changed, if it is not already, to be the annuitant’s 95th birthday.

If you are not receiving LTC Benefit payments under this Rider at the time the Contract reaches the annuity commencement date, we will stop deducting the LTC Charge. The remaining Extension Benefit, if any, as of the valuation date falling on or immediately after the annuity commencement date will remain in-force as long-term care insurance not subject to any further charge. If there is any remaining contract value you will need to elect any annuity payout option that is guaranteed in your contract or any other annuity payout option made available as agreed upon in writing by us. Acceleration Benefits and Growth Benefits will be terminated, unless otherwise agreed to by us

If you are receiving LTC Benefit payments under this Rider at the time the Contract reaches the Maturity Date we will extend the annuity commencement date and continue to provide Acceleration Benefits and Growth Benefits to you subject to the terms and conditions of the Rider.  We will continue to pay LTC Benefits until the earlier of:
i.	the death of the Covered Life; or
ii.	all LTC Benefits are reduced to zero; or
iii.	you are no longer eligible to receive LTC Benefits; or
iv.	you elect an annuity payout option.

If LTC Benefit payments stop after you have reached the annuity commencement date due to your becoming ineligible to receive LTC Benefits or the LTC Benefits being reduced to zero you must elect an annuity payout option within 90 days after the last payment is made. Any remaining Extension Benefit will remain in-force as paid-up long-term insurance.

Any LTC Benefit paid under the annuity commencement provision will be paid in the same manner as any LTC Benefit previously described in this supplement including, but not limited to, eligibility, deductible period and maximum monthly limits.

PART A

The prospectuses for the ChoicePlus, ChoicePlus II, and ChoicePlus Assurance (B Share) variable annuity contracts, as supplemented, are incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.

PART B

The Statements of Additional Information for the ChoicePlus, ChoicePlus II, and ChoicePlus Assurance (B Share) variable annuity contracts are incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.

Lincoln Life Variable Annuity Account N

PART C – OTHER INFORMATION
Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

1. Part A

The Table of Condensed Financial Information is included in Part A of this Registration Statement. (To Be Filed by Amendment)

2. Part B

The following financial statements for the Variable Account are included in Part B of this Registration Statement: (To Be Filed by Amendment)

Statement of Assets and Liabilities - December 31, 2009
Statement of Operations - Year ended December 31, 2009
Statements of Changes in Net Assets - Years ended December 31, 2009 and 2008
Notes to Financial Statements - December 31, 2009
Report of Independent Registered Public Accounting Firm

3. Part B

The following consolidated financial statements for the The Lincoln National Life Insurance Company are included in Part B of this Registration Statement: (To Be Filed by Amendment)

Consolidated Balance Sheets - Years ended December 31, 2009 and 2008
Consolidated Statements of Income - Years ended December 31, 2009, 2008, and 2007
Consolidated Statements of Shareholder's Equity - Years ended December 31, 2009, 2008, and 2007
Consolidated Statements of Cash Flows - Years ended December 31, 2009, 2008, and 2007
Notes to Consolidated Financial Statements - December 31, 2009
Report of Independent Registered Public Accounting Firm

(b)	List of Exhibits

(1)
Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authoriz- ing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 24, 1997.

(2)	Not Applicable.

(3)	(a) Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

	(b)	Wholesaling Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

	(c)	Amendment to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333- 40937) filed on April 29, 1999.

	(d)	Amendment to Schedule A of Selling Group Agreement dated February 14, 2000 incorporated herein by reference to Post- Effective Amendment No. 5 (File No. 333-40937) filed on April 19, 2000.

(e)
Form of Amendment to Wholesaling Agreement between Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-40937) filed on April 12, 2001.

	(f)	Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2004.

	(g)	ChoicePlus Selling Agreement with Affiliates (11/03) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2004.

(h)
Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4)	(a) ChoicePlus Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333- 40937) filed on September 3, 1998.

	(b)	ChoicePlus Settlement Contract Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333- 40937) filed on April 19, 2000.

	(c)	ChoicePlus Form of Income Contract Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333- 40937) filed on September 3, 1998.

	(d)	ChoicePlus Nursing Care Waiver of Surrender/Withdrawal Charges Rider incorporated herein by reference to Post-Effective Amendment No.3 (File No. 333-40937) filed on April 29, 1999.

(e)	ChoicePlus Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

(f)	ChoicePlus Section 457 Government Deferred Compensation Plan Endorsement incorporated herein by reference to Post- Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

(g)	ChoicePlus IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333- 40937) filed on April 29, 1999.

(h)	ChoicePlus Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333- 40937) filed on April 29, 1999.

(i)	ChoicePlus Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.

(j)	ChoicePlus Contract Amendment (Definitions) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19, 2000.

(k)	ChoicePlus Contract Amendment (Death Benefit) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 1, 2000.

(l)	ChoicePlus Contract Amendment (CRT) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333- 40937) filed on April 19, 2000.

(m)	ChoicePlus Contract Amendment (AG) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333- 40937) filed on April 19, 2000.

(n)	ChoicePlus Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-40937) filed on April 12, 2001.

(o)	ChoicePlus and ChoicePlus II Income4Life Solution (IRA) Rider incorporated herein by reference to Post-Effective Amend- ment No. 10 (File No. 333-40937) filed on April 19, 2002.

(p)	ChoicePlus and ChoicePlus II Income4Life Solution (NQ) Rider incorporated herein by reference to Post-Effective Amend- ment No. 10 (File No. 333-40937) filed on April 19, 2002.

(q)	ChoicePlus II Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

(r)	ChoicePlus II Annuity Payment Option Rider incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

(s)	ChoicePlus II Interest Adjusted Fixed Account Rider incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

(t)	ChoicePlus II 1% Step-up Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

(u)	ChoicePlus II Estate Enhancement Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

(v)	ChoicePlus II 1% Estate Enhancement Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.
(w)	Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-40937) filed on October 11, 2002.

(x)	Accumulation Benefit Enhancement (ABE) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-40937) filed on April 19, 2002.

(y)	Estate Enhancement Benefit Rider w/5% Step-Up Death Benefit incorporated herein by reference to Post-Effective Amend- ment No. 10 (File No. 333-40937) filed on April 19, 2002.

(z)	Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333- 40937) filed on October 11, 2002.

(aa)	28877-E IRA Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(bb)	28877 IRA Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(cc)	5305 IRA Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(dd)	Contract Benefit Data (I4LA-CB 8/02) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333- 40937) filed on April 24, 2003.

(ee)	Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333- 40937) filed on April 24, 2003.

(ff)	Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333- 40937) filed on April 24, 2003.

(gg)	Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(hh)	Variable Annuity Income Rider (I4LA-NQ) Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(ii)	Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(jj)	Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(kk)	32793 GMWB Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(ll)	ABE prorate Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(mm)	1% stepup and EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333- 40937) filed on April 24, 2003.

(nn)	EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(oo)	1% stepup and DB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333- 40937) filed on April 24, 2003.

(pp)	EGMDB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(qq)	GOP prorate incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(rr)	Variable Annuity Income Rider (I4L-NQ-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2004.

(ss)	Variable Annuity Income Rider (I4L-NQ 8/03) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2004.

(tt)	Variable Annuity Income Rider (I4L-Q-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2003.

(uu)	(Variable Annuity Income Rider (I4L-Q 8/03) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-40937) filed on April 15, 2003.

(vv)	Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-18419) filed on May 28, 2004.

(ww)	Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

(xx)	Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

(yy)	Variable Annuity Income Rider (i4LA-NQ PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

(zz)	Variable Annuity Income Rider (i4LA-Q PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

(aaa)	Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

(bbb)	Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19, 2006.

(ccc)	Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19, 2006.

(ddd)	Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333- 40937) filed on April 19, 2006.

(eee)	Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333- 40937) filed on April 19, 2006.

(fff)	Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19, 2006.

(ggg)	Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19, 2006.

(hhh)	Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 25 (File No. 333- 40937) filed on December 21, 2006.

(iii)	Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 25 (File No. 333-40937) filed on April 13, 2007.

(jjj)	Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 25 (File No. 333-40937) filed on April 13, 2007.

(kkk)	Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(lll)	Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

(mmm)	Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

(nnn)	Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

(ooo)	Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

(ppp)	SmartIncome Rider and Amendment (AE 525 2/09) incorporated herein by reference to Post-Effective Amendment No. 38 (File No. 333-61554) filed on December 7, 2009.

(5)	(a) ChoicePlus Application incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.

	(b)	ChoicePlus II Application incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-40937) filed on August 8, 2001.

	(c)	ChoicePlus Assurance (B Share) Application (CPAB 1/08) incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-40937) filed on April 10, 2008.

(6)	(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

	(b)	By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7)
(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.

(b)
Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.

(i) Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.

(8)	(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

		(i)	AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

		(ii)	DWS Investment VIT Funds incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

		(iii)	Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

		(iv)	American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

		(v)	Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-68842) filed on April 3, 2009.

		(vi)	Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

		(vii)	MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

	(viii)	American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

	(ix)	AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

	(x)	Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

	(xi)	Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

	(xii)	Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

	(xiii)	Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

	(xiv)	DWS Variable Series Funds II (f/k/a Scudder/Kemper Investments) incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

	(xv)	BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

	(xvi)	PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

(b)	Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

	(i)	AIM Variable Insurance Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333- 36304) filed on May 29, 2008.

	(ii)	American Century Investments Variable Products incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

(iii)	American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333- 36304) filed on May 29, 2008.

(iv)	BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effectivde Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.

(v)	Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

(vi)	Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

		(vii)	Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

		(viii)	Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

		(ix)	Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

		(x)	MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333- 36304) filed on May 29, 2008.

		(xi)	Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

		(xii)	Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(c)
Accounting and Financial Administration Services Agreement among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9)
(a) Opinion and Consent of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-40937) filed on Sep- tember 3, 1998.

(b)
Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-40937) filed on June 15, 2001.

(c)
Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securi- ties being issued incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed April 24, 2003.

(10)	(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (To Be Filed by Amendment)

(b)
Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.

(11)	Not Applicable

(12)	Not Applicable

(13)	Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post- Effective Amendment No. 36 (File No. 333-63505) filed on May 3, 2010.

Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Chuck C. Cornelio**	Executive Vice President, Chief Administrative Officer and Director
Frederick J. Crawford**	Executive Vice President, Chief Financial Officer and Director
Larry A. Samplatsky***	Vice President and Chief Compliance Officer
Mark E. Konen****	Senior Vice President and Director
Keith J. Ryan*	Vice President and Director
Nicole S. Jones**	General Counsel and Senior Vice President
C. Phillip Elam, II****	Senior Vice President and Chief Investment Officer
Rise' C.M. Taylor*	Vice President and Treasurer

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA19087
***Principal business address is 350 Church Street, Hartford, CT 06103
****Principal business address is 100 North Greene Street, Greensboro, NC 27401
*****Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners
As of May 31, 2010 there were 157,633 contract owners under Account N.

Item 28. Indemnification
(a)	Brief description of indemnification provisions.

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter
(a)
Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

 (b) Officers and Directors of Lincoln Financial Distributors, Inc.
Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
David M. Kittredge*	Senior Vice President
Anant Bhalla*	Vice President and Treasurer
Patrick J. Caulfield**	Vice President and Chief Compliance Officer
Joel Schwartz*	Vice President and Director
Keith J. Ryan***	Vice President and Chief Financial Officer
Patricia A. Insley*	Director
Thomas P. O'Neill*	Vice President, Chief Operating Officer and Director
Linda E. Woodward***	Secretary

*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
***Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

(c) N/A

Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services
Not Applicable.

Item 32. Undertakings
(a)
Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)
Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d)
Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

(e)
Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

SIGNATURES
a)
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 41 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 15th day of June, 2010.

Lincoln Life Variable Annuity Account N (Registrant)
Lincoln ChoicePlus, Lincoln ChoicePlus II, and Lincoln ChoicePlus Assurance (B Share)

By:	/s/ Delson R. Campbell
Delson R. Campbell
Assistant Vice President, The Lincoln National Life Insurance Company
(Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Brian A. Kroll
Brian A. Kroll
(Signature-Officer of Depositor)
Vice President, The Lincoln National Life Insurance Company
(Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on June 15, 2010.
Signature	Title
*	President and Director (Principal Executive Officer)
Dennis R. Glass
*	Executive Vice President, Chief Financial Officer and Director
Frederick J. Crawford	(Principal Financial Officer)
*	Executive Vice President and Chief Adminstrative Officer
Charles C. Cornelio
*	Senior Vice President and Director
Mark E. Konen
*	Senior Vice President, Chief Investment Officer and Director
See Yeng Quek
*	Vice President and Director
Keith J. Ryan
Pursuant to a Power of Attorney
*By:/s/ Delson R. Campbell
Delson R. Campbell